Exhibit 99.1

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF NEW YORK

WELLS FARGO BANK, NATIONAL	:
ASSOCIATION, as Special Servicer for	:
LaSalle Bank, National Association, as Indenture	:	Case No. 06 CV 2224 (LTS)
Trustee for the Holders of MSDWMC	:
Owner Trust 2000-F1 Notes, Participating	:
Interests and Owner Trust Certificates,	:
:
Plaintiff,	:
:
v.	:
:
TITAN HOLDINGS, LLC,	:
:
Defendant.	:
:
:

ORDER APPROVING SALE OF TITAN HOLDINGS, LLC’S ASSETS TO

CHECKERS DRIVE-IN RESTAURANTS, INC.

Upon the motion of Plaintiff Wells Fargo Bank, National Association, as Special Servicer (“Servicer”) for La Salle Bank, National Association, the Indenture Trustee for the Holders of the MSDWMC Owner Trust 2000 F-1 Notes, Participating Interests and Owner Trust Certificates (“Lender”) to approve: (i) the sale of the assets of Defendant Titan Holdings, LLC (“Titan”), described in Exhibit A, by the Servicer on behalf of the Lender to Defendant Checkers Drive-In Restaurants, Inc. (“Checkers”), as a disposition of collateral under the applicable Uniform Commercial Code (collectively, the “UCC”); (ii) the sale of the Real Property (defined in the April 5, 2006 Settlement Agreement between Lender and Checkers) by the Receiver to Checkers; (iii) the assignment of the lease, or if necessary, the reinstated lease (herein called “Lease”), for the property located at 2806 Hardy Street, Hattiesburg, MS (the “Hattiesburg Property”) by the Receiver to Checkers, (collectively, the “Sales Transaction”);

Court hereby FINDS as follows:

(1) The Court has full jurisdiction and authority to sign this Order and to approve the Sales Transaction.

(2) All parties entitled to notice, received adequate notice of this Motion and an opportunity to be heard.

(3) The Sales Transaction complies with the notice and other requirements contained in the UCC, the applicable Loan Documents and applicable law.

(4) The Sales Transaction is commercially reasonable.

(5) Titan’s objection to the Sales Transaction has been withdrawn.

Based upon these findings, the evidence presented, and the pleadings in this case and statements of counsel, it is therefore ORDERED that:

1. The Sales Transaction is approved and Servicer and Checkers are authorized to proceed with the closing of the Sales Transaction.

2. Servicer is authorized to convey good and valid title to the assets on Exhibit A to Checkers, free and clear of all liens, claims and encumbrances (other than Permitted Encumbrances defined in Lender’s Loan Documents).

3. The Receiver is authorized to assign the Lease for the Hattiesburg Property to Checkers.

4. Servicer is authorized to disburse the proceeds from the Sales Transaction in accordance with the UCC and the Loan Documents.

5. Upon the transfer to Checkers of the assets of Titan, described in Exhibit A, the Real Property and the Lease, such property shall be released from the Receivership Estate.

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6. The Receiver is authorized to convey good and valid title to the Real Property located at 1035 Lee Road, Orlando, FL 32810, with title insured by a title policy in favor of Checkers.

SIGNED this 6 day of June, 2006.

/s/ Laure Taylor Swain
UNITED STATES DISTRICT JUDGE

Approved as to Form and Entry		Approved as to Form and Entry
SILLER WILK LLP

/s/ Andrew J. Munro		By:	/s/ Stuart M. Riback
Andrew J. Munro			SMR 2443
Attorney for Titan Holdings, LLC			Stuart M. Riback
Counsel for Checkers Drive-In Restaurants, Inc.

Approved as to Form and Entry

By:	/s/ Lynn E. Judell
Lynn E. Judell
Counsel for Plaintiff
Wells Fargo Bank, National Association
As Special Servicer

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Exhibit

A

EXHIBIT A

MSDWMC 2000 TRUST PROPERTY

Loan Amount: $7,800,000.00

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL

148	6371 W. Colonial Drive, Orlando, FL 32818	Orange	SGL
149	7604 E. Colonial Drive, Orlando, FL 32807	Orange	L
401	13495 W. Colonial Drive, Winter Garden, FL 34787	Orange	SGL
446	3520 S.W. Archer Road, Gainesville, FL 32608	Alachua	SGL
461	5497 S.E. Abshier Boulevard, a/k/a 5497 US Hwy. 441, Belleview, FL 34420	Marion	SGL
502	2750 W. Colonial Drive, Orlando, FL 32804	Orange	SGL
522	355 E. Main Street, Apopka, FL 32703	Orange	SGL
564	2490 S. Woodlawn Boulevard, DeLand, FL 32720	Volusia	SGL
586	2508 Citrus Boulevard, Leesburg, FL 34748	Lake	SGL
722	5503-A. S. Semoran Boulevard, Orlando, FL 32822	Orange	SGL
102	6400 Airport Boulevard, Mobile, AL 36608	Mobile	SGL
104	2300 Saint Stephens Road, Mobile, AL 36617	Mobile	L
112	8 North Broad Street, Mobile, AL 36602	Mobile	L
113	409 Highway 43 South, Saraland, AL 36571	Mobile	SGL
430	312 Schillinger Road North, a/k/a 450 Schillinger Road North, Mobile, AL 36608	Mobile	SSGL
527	5300 N. Davis Highway-Pensacola, FL 32503	Escambia	SGL
661	29160 Highway 98, Daphne, AL 36526	Baldwin	SGL
1003	2806 Hardy Street, Hattiesburg, MS 39401	Forrest	SGL
1005	3413 Denny Avenue, Pascagoula, MS 39581	Jackson	L
1109	2431 25th Avenue, Gulfport, MS 39501	Harrison	SGL
176	2529 Okeechobee Boulevard, Palm Beach, FL 33409	Palm Beach	SGL
236	3483 US Highway 1, Stuart, FL 34494	Martin	SGL
350	500 N.E. 51st Street, Palm Beach, FL 33431	Palm Beach	SGL
587	7850 Roseland Road, Roseland, FL 32957	Indian River	SGL
632	755 W. Boynton Beach Boulevard, Boynton Beach, FL 33426	Palm Beach	SGL
1129	1318 Royal Palm Beach Boulevard, Royal Palm Beach, FL 33411	Palm Beach	SGL
230	1239 E. Silver Springs Boulevard, Ocala, FL 34470	Marion	SGL
314	1501 S. French Avenue, Sanford, FL 32771	Seminole	SGL
337	431 W. State Road 436, Altamonte Springs, FL 32714	Seminole	SGL
437	1035 Lee Road, Orlando, FL 32810	Orange	F
438	1000 Willa Springs Drive, Winter Springs, FL 32708	Seminole	SGL
447	912 W. University Avenue, Gainesville, FL 32601	Alachua	L
468	133 S. Woodland Boulevard, DcLand, FL 32720	Volusia	SGL
469	11818 E. Colonial Drive, Orlando, FL 32826	Orange	SGL
470	480 E. Burleigh Boulevard, Tavares, FL 32778	Lake	SGL
496	2701 S.W. College Road, Ocala, FL 34474	Marion	SGL
521	11193 N. Williams Street, Dunnellon, FL 34432	Marion	SGL
101	2213 Airport Boulevard, Mobile, AL 36606	Mobile	L
103	1965 Dauphin Island Parkway, Mobile, AL 36605	Mobile	SGL
124	5415-A Highway 90 West, a/k/a 6491-B Highway 90 West, Mobile, AL 36619	Mobile	SGL
194	3206 Dauphin Street, Mobile, AL 36606	Mobile	SGL
275	3200 N. Pace Boulevard, Pensacola, FL 32505	Escambia	SGL
471	4200 Barrancus Avenue, Pensacola, FL 32507	Escambia	SGL

EXHIBIT A – Page 1

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL
530	2323 Hillcrest Road, Mobile, AL 36695	Mobile	SGL
662	2150 S. McKenzie Street, Foley, AL 36535	Baldwin	SGL
1004	3154 Bienville Boulevard, Ocean Springs, MS 39564	Jackson	L
187	2270 S. Military Trail, Palm Beach, FL 33415	Palm Beach	L
205	10461 S. Federal Highway, Port St. Lucie, FL 34952	St. Lucic	SGL
231	7050 S. Military Trail, Lake Worth, FL 33463	Palm Beach	SGL
316	524 S. Dixie Highway, Lake Worth, FL 33460	Palm Beach	SGL
497	450 W. Atlantic Avenue, Delray Beach, FL 33444	Palm Beach	SGL
1130	12790 Forest Hills Boulevard, West Palm Beach, FL 33414	Palm Beach	SGL

EXHIBIT A - Page 2

EXHIBIT A - CONTINUED

MSDWMC 2000 TRUST PROPERTY

Specified Assets

Unit #	Property Address	County	Leasehold = L Fee = F Subground Lease = SGL Subsubground Lease = SSGL

164	1495 U.S. Highway 1, Vero Beach, FL 32960	Indian River	SGL
185	2495 S. Orange Avenue, Orlando, FL 32800	Orange	SGL
208	202 E. State Road 436, Casselberry, FL 32707	Seminole	SGL
209	1070 W. State Road 434, Longwood, FL 32750	Seminole	SGL
313	6239 Lake Worth Road, Lake Worth, FL 33463	Palm Beach	SGL
327	3568 Northlake Boulevard, Lake Park, FL 33403	Palm Beach	SGL
345	8585 S.W. Highway 200, Ocala, FL 34481	Marion	SGL
464	2050 S. U.S. 1, Fort Pierce, FL 34950	St. Lucie	SGL
806	4345 W. Lake Mary Boulevard, Lake Mary, FL 32746	Seminole	SCL
1001	1123 E. Pass Road, Gulfport, MS 39507	Harrison	L

EXHIBIT A - CONTINUED – Page 1